Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Superclick, Inc. (the "Company") on Form 10-Q for the quarter ending January 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Jean Perrotti, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: Date: March 12, 2010	/s/ Jean Perrotti
Name: Jean Perrotti
Title: Chief Financial Officer
And Principle Accounting Officer